Exhibit 10.2


March 4, 2004






Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Transbotics Corporation's statements included under Item 4 of its Form 8-K for March 4, 2004, and we agree with such statements concerning our Firm.



/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP